UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2014

ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

182 Main Street, Oneida, New York		13421-1676
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 363-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors;     Appointment of Principal Officers.

Oneida Financial Corp., the parent company of The Oneida Savings Bank announces the retirement of Mr. Thomas H. Dixon, EVP and Chief Credit Officer effective February 28, 2014. Mr. Dixon currently has an employment agreement dated March 1, 2012 which will expire on the effective date of his resignation.

Oneida Savings Bank previously announced the promotion of Russell H. Brewer to SVP and Chief Lending Officer from SVP and Senior Business Banking Officer. Mr. Brewer has been associated with Oneida Savings Bank since 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEIDA FINANCIAL CORP.

DATE: February 28, 2014	By: /s/ Michael Kallet
Michael R. Kallet
President and Chief Executive Officer

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